UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois	60563-9600
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 305-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 22, 2010, Nicor Inc. is holding its Annual Meeting of Stockholders. The company is furnishing this Form 8-K to give broad disclosure to the remarks of Russ M. Strobel at this meeting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Remarks of Russ M. Strobel, chairman, president and chief executive officer, to be made at the Annual Meeting of Stockholders on April 22, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date April 22, 2010

/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document

99.1	Remarks of Russ M. Strobel, chairman, president and chief executive officer, to be made at the Annual Meeting of Stockholders on April 22, 2010.